                                                                    Exhibit 99.1

Noteholders' Statement for Student Loan Funding 1999 - A/B Trust
Student Loan Senior & Subordinate Asset Backed Notes
for Collection Period Ending: February 29, 2000
--------------------------------------------------------------

CUSIP
Senior Series 1999 A-1                                                                         86387AAA7
                                                                                    ---------------------
Senior Series 1999 A-2                                                                         86387AAB5
                                                                                    ---------------------
Senior Series 1999 A-3                                                                         86387AAC3
                                                                                    ---------------------
Senior Series 1999 A-4                                                                         86387AAD1
                                                                                    ---------------------
Senior Series 1999 A-5                                                                         86387AAE9
                                                                                    ---------------------
Senior Series 1999 A-6                                                                         86387AAF6
                                                                                    ---------------------
Subordinate Series 1999 B-1                                                                    86387AAG4
                                                                                    ---------------------

DISTRIBUTION DATE                                                                          April 3, 2000
                                                                                    ---------------------

(a)   Amount of principal being paid or distributed:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(b)   Amount of interest being paid or distributed based upon the Formula Rate:
                  (i)             1999 A-1 Notes on 4/5/00:    7 day auction                  $88,958.33
                  (ii)            1999 A-2 Notes on 4/7/00:    7 day auction                  $89,687.50
                  (iii)           1999 A-3 Notes on 4/11/00:                                 $351,750.00
                  (iv)            1999 A-4 Notes on 4/4/00:                                  $455,000.00
                  (v)             1999 A-5 Notes on 4/12/00:                                 $342,708.33
                  (vi)            1999 A-6 Notes on 4/14/00:                                 $443,333.33
                  (vii)           1999 B-1 Notes on 4/11/00:                                 $139,743.33

      Formula Interest Rates
                  (i)             1999 A-1 Notes:                                                 6.100%
                  (ii)            1999 A-2 Notes:                                                 6.150%
                  (iii)           1999 A-3 Notes:                                                 6.030%
                  (iv)            1999 A-4 Notes:                                                 5.850%
                  (v)             1999 A-5 Notes:                                                 5.875%
                  (vi)            1999 A-6 Notes:                                                 6.000%
                  (vii)           1999 B-1 Notes:                                                 5.989%

(c)   Interest Rates if they were based upon the Net Loan Rate
                  (i)             1999 A-1 Notes:                                                 7.530%
                  (ii)            1999 A-2 Notes:                                                 7.530%
                  (iii)           1999 A-3 Notes:                                                 7.530%
                  (iv)            1999 A-4 Notes:                                                 7.530%
                  (v)             1999 A-5 Notes:                                                 7.530%
                  (vi)            1999 A-6 Notes:                                                 7.530%
                  (vii)           1999 B-1 Notes:                                                 7.530%

(d)   Amount of distribution allocable to any Noteholders' Interest Carryover:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(e)   Pool Balance on January 31, 2000:                                                  $490,159,089.00
      Pool Balance on February 29, 2000:                                                 $494,013,465.00
                  (i)             Parity Percentage                                               96.96%
                  (ii)            Senior Parity Percentage                                       102.77%


(f)   After giving effect to distributions on this Distribution Date:
                  (i)             1999 A-1 Notes:                                         $75,000,000.00
                  (ii)            1999 A-2 Notes:                                         $75,000,000.00
                  (iii)           1999 A-3 Notes:                                         $75,000,000.00
                  (iv)            1999 A-4 Notes:                                        $100,000,000.00
                  (v)             1999 A-5 Notes:                                         $75,000,000.00
                  (vi)            1999 A-6 Notes:                                         $95,000,000.00
                  (vii)           1999 B-1 Notes:                                         $30,000,000.00

      Total Series A Notes outstanding:                                                  $495,000,000.00
      Total Notes outstanding:                                                           $525,000,000.00

(g)   Amount of Program Operating Expenses
      to be allocated for the upcoming Distribution Date:                                    $206,385.00

(h)   (i) Aggregate amount of Realized Losses (if any) for the Collection Period
      immediately preceding the Distribution Date:                                            $29,626.00
      (ii) Amount received for recoveries of Realized Losses
           from a previous Collection Period
                  (a) interest                                                                     $0.00
                  (b) principal                                                                    $0.00

(i)   (i) Amount of distribution attributable to the Reserve Fund:                                 $0.00
      (ii) Amount of distribution attributable to the Acquisition Fund:                            $0.00
      (iii) Amount of distribution attributable to other Indenture accounts:                 $431,666.67
      (iv) Reserve Fund Balance:                                                           $3,998,657.61
      (v) Acquisition Fund Balance:                                                          $185,175.62
      (vi) Other Indenture Account Balances:                                              $19,369,046.62
      (vii) Amount of Parity Percentage Payments:                                                  $0.00

(j)   The aggregate amount paid for Financed Student Loans
      purchased by the trust during the immediately preceding
      Collection Period:                                                                     $299,782.00

(k)   Amount of Financed Student Loans:
      (i) that are 31 through 60 days delinquent:                                         $19,220,999.00
      (ii) that are 61 through 90 days delinquent:                                        $13,561,624.00
      (iii) that are 91 through 120 days delinquent:                                       $6,502,080.00
      (iv) that are more than 120 days delinquent:                                        $12,769,134.00
      (v) for which claims have been filed with the appropriate Guaranty
         Agency, guarantor, or escrow fund and which are awaiting payment:                   $143,465.00





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